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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)       March 6.1998
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                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                        0-27756                   13-3648318
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     (State or Other                  (Commission                (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)

     25 SCIENCE PAR, NEW HAVEN, CT                                  06511
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 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (203) 776-1790
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     On March 6, 1998, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

     (c)   Exhibits.

     99.   Press Release dated March 6, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALEXION PHARMACEUTICALS, INC.

Date: March 6, 1998                          By: /s/  LEONARD BELL, M.D.
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                                             Name:   Leonard Bell, M.D.
                                             Title:  President, Chief Executive
                                                     Officer, Secretary and
                                                     Treasurer